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                                                                Exhibit 10.1.2.a





                        AMENDMENTS TO TELXON CORPORATION
                             1988 STOCK OPTION PLAN
                       ADOPTED BY THE BOARD OF DIRECTORS
                             OF TELXON CORPORATION
                              ON JANUARY 31, 1990



       Section 1(g) of the Telxon Corporation 1988 Stock Option Plan (the "Plan") has been amended and restated to read as follows:


             (g) "DISINTERESTED PERSON" shall have the meaning set forth in Rule 16b-3(d)(3) promulgated by the Securities and Exchange Commission pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such Rule may from time to time be amended and interpreted by the Securities and Exchange Commission.

       Section 4(a) of the Plan has been amended and restated to read as follows:


             4.  ADMINISTRATION OF THE PLAN.

             (a) PROCEDURE.  Except as otherwise required elsewhere in
       the Plan, the Plan shall be administered by the Board or, if the Board so determines in its discretion, by a Committee appointed by the Board from among its own number of not less than three (3) members (or such lesser number as may be permitted pursuant to Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to Section 16(b) of the Exchange Act, as such Rule may from time to time be amended and interpreted by the Securities and Exchange Commission ("Rule 16b-3")), all of the members of which Committee shall be Disinterested Persons. Such Committee, if appointed, shall carry out its appointed functions subject to such terms and conditions as the Board may prescribe and, once appointed, shall continue to serve until otherwise directed by the Board. From time to time, the Board may change the size of the Committee and may appoint additional members thereof, remove members with or without cause and appoint new members in substitution therefor, fill vacancies however caused and remove all members of the Committee and thereafter directly administer the Plan; provided, however, that at no time shall a Committee of less than three (3) members (or such lesser number as may be permitted pursuant to Rule 16b-3) administer the Plan. As used in the Plan and in any Option, the term "Committee" shall refer to either the Committee or, if no Committee has been appointed, to the Board.
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       A new Section 4(d) has been added to the Plan reading as follows:

             (e) GRANTS TO EMPLOYEE DIRECTORS. To the extent necessary for Options granted to Employees who at the time of grant are also directors of the Company to qualify for the exemption from Section 16(b) of the Exchange Act available under Rule 16b-3, Options may be granted to such Employees by the Board only if a majority of the Board and a majority of the directors acting in the matter are Disinterested Persons or, if a Committee has been appointed, by the Committee, and all determinations in connection with the granting of such Options, including, without limitation, the selection of those of such Employees to whom are to be granted Options and the determination of the number of Shares covered by the Options to be granted to such Employees, shall be made only by the Board constituted and acting as hereinabove required in this Section 4(e) or, if a Committee has been appointed, by the Committee.

       Clauses (iii) and (iv) of the second paragraph of Section 9(f) of the Plan have been amended and restated to read as follows:

             (iii) All elections shall be subject to the consent or disapproval of the Committee, provided that at any time the Plan is administered by the Board by reason of a Committee not having been appointed, an election made by an Optionee who is an officer or director of the Company or other person whose transactions in the Company's securities are subject to Section 16(b) of the Exchange Act (each such officer, director or other person being hereinafter referred to an "Insider") may be consented to by the Board only if a majority of the Board and a majority of the directors acting in the matter are Disinterested Persons;,

             (iv) If the Optionee is an Insider, the election may not be made within six (6) months of the date of grant of the Option; provided, however, that this limitation shall not apply in the event that death or disability of the Optionee occurs prior to the expiration of said six-month period; and

       Clause (i) of Section 11(c) of the Plan has been amended and restated to read as follows:

             (i) When any "person", as such term is used in Sections
       13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company or Subsidiary employee benefit plan, including any trustee of such plan acting as trustee) becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated by the Securities and Exchange Commission pursuant to the Exchange Act, as such Rule may be amended from time to time), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or